Exhibit 99.1

Investors
Louis Alterman
404-748-7650
678-472-3252 (mobile)
altermanlo@corp.earthlink.net

Media
Michele Sadwick
404-748-7255
404-769-8421 (mobile)
sadwick@corp.earthlink.net

EarthLink and ITC^DeltaCom Announce Results at Initial Settlement Date of Tender Offer and Consent Solicitation for ITC^DeltaCom’s 10.5% Senior Secured Notes due 2016 and the Redemption of the Remaining ITC^DeltaCom Notes

ATLANTA, May 29, 2013 - EarthLink, Inc. (NASDAQ: ELNK) (“EarthLink”) today announced that, as of 5:00 p.m. New York Time, on May 28, 2013 (the “Consent Expiration”), $129,672,000 aggregate principal amount of the 10.5% Senior Secured Notes due 2016 (CUSIP No. 45031TAR5) (the “ITC^DeltaCom Notes”) of ITC^DeltaCom, Inc., EarthLink’s wholly-owned subsidiary (“ITC^DeltaCom”), have been validly tendered, not validly withdrawn, and accepted for purchase by ITC^DeltaCom in connection with ITC^DeltaCom’s previously announced cash tender offer for any and all of the ITC^DeltaCom Notes.

Holders who validly tendered their ITC^DeltaCom Notes at or prior to the Consent Expiration, and did not validly withdraw their Notes at or prior to the Consent Expiration will receive $1,058.75, plus accrued and unpaid interest, payable in cash, for each $1,000 principal amount of ITC^DeltaCom Notes, which includes a consent payment of $30.00 per $1,000 principal amount of ITC^DeltaCom Notes.  In accepting for purchase all of the ITC^DeltaCom Notes validly tendered and not validly withdrawn prior to the Consent Expiration, ITC^DeltaCom has waived the Supplemental Indenture Condition (as defined and described in the Offer to Purchase).

The tender offer is scheduled to expire at 11:59 p.m., New York City time, on June 11, 2013, unless extended or earlier terminated (the “Expiration Time”). Holders who validly tender after the Consent Expiration and prior to the Expiration Time will receive $1,028.75, plus accrued and unpaid interest, payable in cash, for each $1,000 principal amount of ITC^DeltaCom Notes.

The complete terms and conditions of the tender offer are set forth in an Offer to Purchase and Solicitation of Consents (the “Offer to Purchase”) and related Consent and Letter of Transmittal (“Letter of Transmittal”) that have been sent to holders of the ITC^DeltaCom Notes. Copies of the Offer to Purchase and Letter of Transmittal may be obtained from the Tender and Information Agent for the tender offer, D.F. King & Co., Inc., at (800) 967-7921 (toll-free).

Credit Suisse Securities (USA) LLC is the Dealer Manager for the tender offer. Questions regarding the tender offer may be directed to Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll-free) and (212) 538-0083 (collect).

The Company further announced today that it has caused ITC^DeltaCom to deliver a notice of redemption of any and all ITC^DeltaCom Notes not tendered and accepted for purchase pursuant to the tender offer.  The redemption would occur on June 28, 2013 and Holders of the ITC^DeltaCom Notes to be redeemed will receive a redemption price equal to 105.250% of the principal amount of such ITC^DeltaCom Notes, plus accrued and unpaid interest to the redemption date.

Following the delivery of the notice of redemption, ITC^DeltaCom also discharged its remaining obligations under the indenture governing the ITC^DeltaCom Notes by depositing in trust with the trustee sufficient funds to satisfy the payment of the redemption price pursuant to the terms of an irrevocable trust agreement.

This press release does not constitute an offer to buy or the solicitation of an offer to sell any of the ITC^DeltaCom Notes or to buy or sell any other securities nor does it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. None of EarthLink, ITC^DeltaCom, the dealer managers or the tender and information agent or any of their respective affiliates is making any recommendation as to whether or not holders should tender all or any portion of their ITC^DeltaCom Notes in the tender offer.  EarthLink and ITC^DeltaCom expressly reserve the right, subject to applicable law, to terminate the tender offer.

Cautionary Information Regarding Forward-Looking Statements

This press release includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation (1) that we may not be able to execute our strategy to be an IT services company for small and medium-sized businesses with IT and network security needs, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our evolving Business Services product portfolio to offset declining revenues from our legacy Business Services products and from our Consumer Services segment, which could adversely affect our results of operations and cash flows; (3) that we may not be able to develop the optimal sales model necessary to implement our business strategy; (4) that we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (5) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (6) that our failure to achieve operating efficiencies will adversely affect our results of operations; (7) that as a result of our continuing review of our business, we may have to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (8) that unfavorable general economic conditions could harm our business; (9) that we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (10) that we face significant competition in the IT services and communications industry that could reduce our profitability; (11) that decisions by legislative or regulatory authorities, including the Federal

Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (12) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (13) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (14) that we may experience reductions in switched access and reciprocal compensation revenue; (15) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (16) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (17) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (18) that work stoppages experienced by other communications companies on whom we rely for service could adversely impact our ability to provision and service our customers; (19) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (20) that our consumer business is dependent on the availability of third-party network service providers; (21) that we face significant competition in the Internet access industry that could reduce our profitability; (22) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access base from narrowband to broadband, will adversely affect our results of operations; (23) that potential regulation of Internet service providers could adversely affect our operations; (24) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (25) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (26) that we may not be able to protect our intellectual property; (27) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (28) that our business depends on effective business support systems and processes; (29) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (30) that cyber security breaches could harm our business; (31) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (32) that government regulations could adversely affect our business or force us to change our business practices; (33) that regulatory audits have in the past, and could in the future, result in increased costs; (34) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (35) that we may be required to recognize additional impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (36) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (37) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (38) that we may require substantial capital to support business growth or refinance existing indebtedness, and this capital may not be available to us on acceptable terms, or at all; (39) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness or inability to borrow funds under our existing credit facility; (40) that we may reduce, or cease payment of, quarterly cash dividends; (41) that our stock price may be volatile; and (42) that provisions of our third restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2012.

About EarthLink

EarthLink, Inc. (NASDAQ: ELNK) is a leading IT services and communications provider to more than 150,000 businesses and one million consumers nationwide. EarthLink empowers customers with managed services including cloud computing, managed and private cloud, and virtualization services such as managed hosting and cloud workspace. EarthLink also offers a robust portfolio of IT security, application hosting, colocation and IT support services. The company operates an extensive network spanning 29,400 route fiber miles with 90 metro fiber rings and 8 enterprise-class data centers providing ubiquitous nationwide data and voice IP service coverage across more than 90 percent of the country. Founded in 1994, EarthLink’s award-winning reputation for outstanding service and product innovation is supported by an experienced team of professionals focused on best-in-class customer care. For more information, visit EarthLink’s website at www.earthlink.net.